--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------



                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                          May 2, 2000 (April 26, 2000)
                Date of Report (Date of earliest event reported)



                                STORAGE USA, INC.
             (Exact name of registrant as specified in its charter)


         Tennessee                      001-12910                62-1251239
----------------------------      ---------------------     --------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                         165 Madison Avenue, Suite 1300
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)


                                 (901) 252-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

--------------------------------------------------------------------------------

                      INFORMATION TO BE INCLUDED IN REPORT

         Item 5.  Other Events.
                  -------------

         On April 26, 2000, the Registrant issued a press release announcing its financial results for the first quarter of 2000. The press release is attached as Exhibit 99.


         Item 7.  Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  ---------

         a)       Financial Statements.
                  --------------------

                  None

         b)       Pro Forma Financial Information.
                  -------------------------------

                  None


         c)       Exhibits.
                  --------

                      Number    Exhibit
                      ------    -------

                      99        Press Release, dated April 26, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              STORAGE USA, INC.



Date: May 2, 2000                             By: /s/ Christopher P. Marr
                                                 ------------------------
                                              Christopher P. Marr
                                              Chief Financial Officer

                                  EXHIBIT INDEX



         99                Press Release, dated April 26, 2000.